SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2008

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 12, 2008 Sigma-Aldrich issued a press release which indicated that the Board of Directors declared a $.13 per share quarterly cash dividend. The dividend is payable on September 15, 2008 to shareholders of record on September 2, 2008. This press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued August 12, 2008 - SIGMA-ALDRICH (NASDAQ:SIAL) DECLARES QUARTERLY CASH DIVIDEND.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2008

SIGMA-ALDRICH CORPORATION

By:	/s/ Michael R. Hogan
Michael R. Hogan,
Chief Administrative Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued August 12, 2008 - SIGMA-ALDRICH (NASDAQ:SIAL) DECLARES QUARTERLY CASH DIVIDEND.

.

4